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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 1997


                            CONTINUCARE CORPORATION
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Florida
                 (State or Other Jurisdiction of Incorporation)

                    0-21910                       59-2716023
            (Commission File Number)     (IRS Employer Identification No.)

            Continucare Corporation
            100 Southeast 2nd Street, 36th Floor
            Miami, Florida                                  33131
           (Address of principal executive office)       (Zip Code)




       Registrant's telephone number, including area code: (305) 350-7515
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ITEM 5.   OTHER EVENTS

          This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, relating to the press release issued by Continucare Corporation on November 4, 1997, a copy of which is attached hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits

               4.1 Indenture, dated as of October 30, 1997, between the Company and American Stock Transfer & Trust Company, as Trustee, relating to 8% Convertible Subordinated Notes Due 2002.

               4.2 Registration Rights Agreement, dated as of October 30, 1997, by and between the Company and Loewenbaum & Company Incorporated.

               10.1 Placement Agreement, dated as of October 27, 1997, between the Company and Loewenbaum & Company Incorporated (the "Placement Agent").

               99.1 Press Release of the Company dated November 4, 1997.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONTINUCARE CORPORATION


Date:  November 13, 1997    By: /s/ Charles M. Fernandez
                                ---------------------------------
                                Charles M. Fernandez
                                Chairman, Chief Executive Officer and President



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                                 EXHIBIT INDEX


     4.1 Indenture, dated as of October 30, 1997, between the Company and American Stock Transfer & Trust Company, as Trustee, relating to 8% Convertible Subordinated Notes Due 2002.


     4.2 Registration Rights Agreement, dated as of October 30, 1997, by and between the Company and Loewenbaum & Company Incorporated.

     10.1 Placement Agreement, dated as of October 27, 1997, between the Company and Loewenbaum & Company Incorporated (the "Placement Agent").

     99.1  Press release of the Company dated November 4, 1997.